UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2017 (June 15, 2017)

FRED'S, INC.
(Exact Name of Registrant as Specified in Charter)

Commission File Number 001-14565

Tennessee	62-0634010
(State or Other Jurisdiction	(I.R.S. Employer
of Incorporation)	Identification No.)

4300 New Getwell Road, Memphis, Tennessee 38118
(Address of principal executive offices)

(901) 365-8880
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financing accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 15, 2017, the Board of Directors (the “Board”) of Fred’s, Inc. (the “Company”) adopted a form of indemnification agreement (the “Indemnification Agreement”) and intends to enter into the Indemnification Agreement with each of the Company’s directors (each, an “Indemnitee”).

The Indemnification Agreement clarifies and supplements the indemnification obligations of the Company to each Indemnitee already included in the Company’s Charter, as amended (the “Charter”), and Amended and Restated Bylaws (the “Bylaws”) and the indemnification rights available under Tennessee law. Under the terms of the Indemnification Agreement, subject to certain exceptions specified therein, the Company will indemnify each Indemnitee to the fullest extent permitted by Tennessee law in the event the Indemnitee becomes a party to or a participant in certain proceedings as a result of the Indemnitee’s service as a director (or for service in such other positions at the request of the Company), including with respect to enforcement of the Indemnitee’s rights under the Indemnification Agreement. The Company also will, subject to certain exceptions and conditions, including as required by Tennessee law, advance to each Indemnitee specified expenses incurred in connection with such proceedings. The obligations of the Company under the Indemnification Agreement continue after each Indemnitee has ceased to serve as a director (or such other service at the request of the Company).

The foregoing description of the Indemnification Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Indemnification Agreement, the form of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On May 12, 2017, the Board adopted the Fred's, Inc. 2017 Long-Term Incentive Plan (the "2017 LTIP"), subject to the approval of the Company's shareholders. On May 30, 2017, the Board amended the 2017 LTIP by adopting the First Amendment to the 2017 LTIP (the "First Amendment").  At the Company's Annual Meeting of Shareholders held on June 15, 2017, shareholders approved the 2017 LTIP, as amended, and it became effective as of that date.  The results of the shareholder vote on the 2017 LTIP, as amended, are set forth below under Item 5.07 of this Current Report on Form 8-K.

Descriptions of the material terms of the 2017 LTIP, as amended, are set forth under the caption "Proposal 5 - Approval of the Fred's, Inc. 2017 Long-Term Incentive Plan" in the Company's Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on May 16, 2017 and under the caption "Proposal 5 - Approval of the Fred's, Inc. 2017 Long-Term Incentive Plan" in the Company's Definitive Additional Materials filed with the Securities and Exchange Commission on May 31, 2017 and are incorporated herein by reference. The descriptions of the 2017 LTIP, as amended, included therein do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the 2017 LTIP and the First Amendment, copies of which are incorporated herein by reference to Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report on Form 8-K.

Additionally, the information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On June 15, 2017, the Board approved an amendment to the Bylaws (the “Amendment”), which became effective immediately. The Amendment: (1) conforms indemnifications standards and procedures under the Company’s Bylaws with Tennessee law; (2) affirms the Company’s ability to enter into indemnification agreements with officers, directors, employees and agents; and (3) clarifies that subsequent amendments to the Bylaws or the Charter will not adversely impact indemnification rights with respect to acts or omissions occurring prior to such amendment.

The foregoing description of the Amendment is qualified in its entirety by full text of the Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On June 15, 2017, the Company held its 2017 Annual Meeting of Shareholders where the Company’s shareholders considered and voted on the following five proposals: (1) the election of directors for a one-year term; (2) the ratification of the selection of BDO USA, LLP as the Company’s independent, registered public accounting firm; (3) the approval, on an advisory basis, of the executive compensation of the Company’s named executive officers; (4) the approval, on an advisory basis, of the frequency of future votes on the executive compensation of the Company’s named executive officers; and (5) the approval of the 2017 LTIP, as amended.

At the close of business on May 11, 2017, the record date, the Company had 38,050,580 shares of common stock issued and outstanding. There were 35,145,102 shares represented in person or by proxy at the 2017 Annual Meeting, which comprised a majority of the issued and outstanding shares of common stock as of the record date.

The final results of the vote on the five proposals are as follows:

Proposal 1.                          Election of Directors

Each of Thomas H. Tashjian, Michael T. McMillan, Timothy A. Barton, Christopher W. Bodine, Peter J. Bocian, Linda Longo-Kazanova, B. Mary McNabb, Steven B. Rossi and Michael K. Bloom was elected as a director of the Company by vote of the shareholders. The results of the voting were as follows:

Election of Directors:	For	Withheld
Thomas H. Tashjian	31,041,253	444,461
Michael T. McMillan	30,881,907	603,807
Timothy A. Barton	31,340,115	145,559
Christopher W. Bodine	31,364,286	121,428
Peter J. Bocian	31,389,420	96,294
Linda Longo-Kazanova	31,382,303	103,411
B. Mary McNabb	31,043,810	441,904
Steven B. Rossi	31,340,546	145,168
Michael K. Bloom	31,391,005	94,709

There were no abstentions and 3,659,378 broker non-votes with respect to this proposal.

Proposal 2.                          Ratification of Selection of Independent Registered Public Accounting Firm

The shareholders voted to ratify the selection of BDO USA, LLP as the Company’s independent, registered public accounting firm for the fiscal year ending January 27, 2018. The results of the voting were as follows:

For	Against	Abstain
35,042,056	99,408	3,628

Proposal 3.                          Advisory Vote on Executive Compensation

The shareholders voted to approve, on a nonbinding, advisory basis, the executive compensation of the Company’s named executive officers. The results of the voting were as follows:

For	Against	Abstain
31,212,190	261,245	12,279

There were 3,659,378 broker non-votes with respect to this proposal.

Proposal 4.                          Advisory Vote on Frequency of Advisory Vote on Executive Compensation

The shareholders voted to approve, on a nonbinding, advisory basis, holding future votes on the executive compensation of the Company’s named executive officers on an annual basis. The results of the voting were as follows:

One Year	Two Years	Three Years	Abstain
30,780,390	11,098	656,270	37,956

There were 3,659,378 broker non-votes with respect to this proposal.

Proposal 5.                          Approve the Fred’s, Inc. 2017 Long-Term Incentive Plan, as amended

The shareholders voted to approve the 2017 LTIP, as amended. The results of the voting were as follows:

For	Against	Abstain
31,085,716	386,898	13,100

There were 3,659,378 broker non-votes with respect to this proposal.

ITEM 9.01                          FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

3.1	Amendment No. 1 to the Amended and Restated Bylaws of Fred’s Inc.

10.1	Form of Indemnification Agreement

10.2
Fred's, Inc. 2017 Long-Term Incentive Plan (incorporated by reference to Appendix A to the Company's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on May 16, 2017).

10.3
First Amendment to the Fred's, Inc. 2017 Long-Term Incentive Plan (incorporated by reference to Appendix A to the Company's Definitive Additional Materials on Schedule 14A filed with the Securities and Exchange Commission on May 31, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRED'S, INC.
(Registrant)

Date: June 16, 2017	By:	/s/ Rick J. Hans
	Name:	Rick J. Hans
	Title:	Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amendment No. 1 to the Amended and Restated Bylaws of Fred’s Inc.

10.1	Form of Indemnification Agreement

10.2
Fred's, Inc. 2017 Long-Term Incentive Plan (incorporated by reference to Appendix A to the Company's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on May 16, 2017).

10.3
First Amendment to the Fred's, Inc. 2017 Long-Term Incentive Plan (incorporated by reference to Appendix A to the Company's Definitive Additional Materials on Schedule 14A filed with the Securities and Exchange Commission on May 31, 2017).